UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 22, 2008

WASTE INDUSTRIES USA, INC.

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-31050	56-0954929
(Commission File Number)	(IRS Employer ID Number)

3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 325-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously reported, on January 31, 2008, the plaintiff in a complaint against Waste Industries USA, Inc. (“Waste Industries”) and other defendants filed a voluntary dismissal, without prejudice, of all claims asserted in the complaint. The plaintiff filed the complaint on December 19, 2007 in the Superior Court of Wake County, North Carolina, naming as defendants Waste Industries and its five directors, Lonnie C. Poole, Jr., Jim W. Perry, Paul F. Hardiman, Glenn E. Futrell and James A. Walker. The complaint alleged that the Waste Industries directors breached their fiduciary duties to Waste Industries’ shareholders by, among other things, engaging in improper, unfair dealing and wrongful and coercive conduct in approving the agreement and plan of merger, dated December 17, 2007, among Waste Industries, Marlin HoldCo LP, a Delaware limited partnership (“HoldCo”), and its wholly owned subsidiary, Marlin MergeCo Inc., a North Carolina corporation (“MergeCo”). Pursuant to the terms of the merger agreement, MergeCo will merge with and into Waste Industries, and, as a result, Waste Industries will continue as the surviving corporation and a wholly owned subsidiary of HoldCo. HoldCo is owned by an investor group led by Lonnie C. Poole, Jr., Waste Industries’ founder and Chairman, and Jim W. Perry, Waste Industries’ President and Chief Executive Officer, and financial partners Macquarie Infrastructure Partners and GS Direct, LLC, an affiliate of Goldman, Sachs & Co.

The plaintiff sought class action designation for the lawsuit, certifying the plaintiff as the class representative, and to enjoin the proposed merger. However, because a putative class action may not be dismissed without approval of the court, the voluntary dismissal filed by plaintiff on January 31, 2008 is moot. On February 12, 2008, the parties submitted a proposed stipulation and order of voluntary dismissal to the court for consideration. On February 22, 2008, the court sent a notice of hearing to advise that at 11:00 a.m. on March 11, 2008, it will hear the parties on the proposed stipulation and order of dismissal.

A copy of the filed stipulation and order for voluntary dismissal and the notice of hearing are attached as Exhibits 99.1 and 99.2 to this report and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Stipulation and Order of Voluntary Dismissal filed in the Superior Court of Wake County, North Carolina, on February 12, 2008.

99.2	Notice of Hearing filed in the Superior Court of Wake County, North Carolina and dated February 22, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WASTE INDUSTRIES USA, INC.
Date: February 27, 2008
/s/ D. Stephen Grissom
D. Stephen Grissom
Chief Financial Officer

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